UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            February 19, 2019

Technical Communications Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	001-34816	04-2295040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Domino Drive, Concord, MA		1742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code          (978) 287-5100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 19, 2019, Technical Communications Corporation (the “Company”) received notice from the Nasdaq Listing Qualifications department of the Nasdaq Stock Market (“Nasdaq”) that, because the Company had not yet filed its Form 10-Q for the period ended December 29, 2018 (the “Filing”), and because the Company remains delinquent in filing its Form 10-K for the period ended September 29, 2018 (the “Initial Delinquent Filing”), the Company was not in compliance with Nasdaq continued listing Rule 5250(c)(1), which rule requires companies with securities listed on Nasdaq to timely file all required periodic reports with the U.S. Securities and Exchange Commission. Pursuant to such notice, the Company will have until March 4, 2019 to submit a plan to Nasdaq to regain compliance; if the plan is accepted, Nasdaq can grant an exception of up to 180 days from the due date of the Filing, or until July 15, 2019, to regain compliance.

The company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended December 29, 2018 and Annual Report on Form 10-K for fiscal year ended September 29, 2018 is primarily due to certain changes to the Company’s revenue recognition policy and its application, which have impacted the filing of its 2018 Form 10-K, Q1 2019 Form 10-Q and related financial statements, and the reliance on certain other previously issued financial statements. The Company will complete the required filings as soon as practical after its current and former independent registered public accounting firms review and complete the audits of such financial statements. The Company is currently working with its current and former independent registered public accounting firms to complete such audits and restatements, and will provide information to Nasdaq in its plan to regain compliance as to the expected filing date of the Filing, although at this time the Company does not have an estimate as to the date such Filing will be made.

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.
b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable.
d.	Exhibits. Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Dated: February 22, 2019	By:	/s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer